UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2021

Avantor, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38912	82-2758923
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Radnor Corporate Center, Building One, Suite 200
100 Matsonford Road
Radnor, Pennsylvania 19087
(Address of principal executive offices, including zip code)
(610) 386-1700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AVTR	New York Stock Exchange
6.250% Series A Mandatory Convertible Preferred Stock, $0.01 par value	AVTR PRA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 8, 2021, the Board, upon the recommendation of its Nominating and Governance Committee, appointed Joseph Massaro as a Class II director with an initial term expiring at the Company’s 2022 Annual Meeting of Stockholders. The appointment of Mr. Massaro as an independent director fills a vacant board seat. Mr. Massaro has also been appointed to the Audit and Finance Committee and will begin his service on January 1, 2022.
Mr. Massaro, age 51, is the Chief Financial Officer and Senior Vice President, Business Operations for Aptiv, Inc., a position he has held since September 2020. Mr. Massaro served as Aptiv’s Chief Financial Officer from March 2016 to August 2020, as Vice President and Corporate Controller from 2014 to 2016, and as Vice President, Internal Audit from 2013 to 2014. Prior to joining Aptiv, Mr. Massaro served as the Chief Financial Officer of inVentiv Health, a Liberty Lane portfolio company from 2011 to 2013 and as a Managing Director at Liberty Lane from 2008 to 2010. Mr. Massaro holds a B.S. in Finance and Economics from Bentley University and an M.B.A./M.S.A in Accounting from Northeastern University.
The Board has determined that Mr. Massaro meets the applicable independence standards of the New York Stock Exchange corporate governance listing standards.
There are no arrangements or understandings with any other persons pursuant to which Mr. Massaro was selected as a director of the Company and Mr. Massaro does not have a direct or indirect material interest in any, or any currently proposed, transaction in which the Company is a participant that requires disclosure under Item 404(a) of Regulation S-K.
Mr. Massaro is eligible to receive the standard compensation applicable to non-employee directors: (1) an annual cash retainer of $75,000 (prorated based on his service during the 2021 fiscal year) and (2) a grant of a number of restricted stock units equal to $200,000, divided by the market value of Company common stock on the date of his appointment (prorated based on his service during the 2021 fiscal year). The restricted stock units are scheduled to vest in full one year from the grant date, subject to Mr. Massaro’s continued service as a director through that date.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avantor, Inc.

Date: November 10, 2021	By:	/s/ Justin Miller
		Name:	Justin Miller
		Title:	Executive Vice President, General Counsel and Secretary (Duly Authorized Officer)